FIRST AMENDMENT TO THE
                       COMMUNITY CAPITAL BANCSHARES, INC.
                            1998 STOCK INCENTIVE PLAN

     THIS FIRST AMENDMENT is made as of January 2, 2001, by Community Capital Bancshares, Inc., a Georgia corporation (the "Company").

     WHEREAS, the Company maintains the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan (the "Plan"), which was last amended and restated effective as of February 15, 1999;

     WHEREAS, the Company desires to amend the Plan to reflect a ten-for-seven stock split, which was effective in January of 2001.

     NOW, THEREFORE, BE IT RESOLVED, that, effective as of January 2, 2001, the Company does hereby amend the Plan as follows:

      1. By deleting the existing Section 2.2 and replacing it with the following new Section 2.2:

          "2.2     Stock  Subject  to  the  Plan.  Subject  to  adjustment  in
                   -----------------------------
     accordance with Plan Section 5.2, 128,574 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan."

     2. By deleting the last sentence of Section 2.4 and replacing it with the following new language:

     "To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares of Stock with respect to which Options may be granted during any single fiscal year of the Company to any employee shall not exceed 85,716."

     Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this First Amendment.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed, effective as of the date first above written.


                                  COMMUNITY  CAPITAL  BANCSHARES,  INC.

                                  By: __________________________________________

                                  Title: _______________________________________

ATTEST:

By: _________________________

Title: ______________________